UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 28, 2023

The New York Times Company
(Exact name of registrant as specified in its charter)

New York		1-5837			13-1102020
(State or other jurisdiction of incorporation)		(Commission File Number)			(I.R.S. Employer Identification No.)
	620 Eighth Avenue,	New York,	New York	10018
	(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On September 28, 2023, the Board of Directors (the “Board”) of The New York Times Company (the “Company”) approved and adopted amendments to the By-laws of the Company (the “Amended By-laws”) to:
•Specify the requirements with which stockholders delivering notice of a director nomination pursuant to the “universal proxy rules” in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must comply, including certifying that such stockholder has met the requirements of Rule 14a-19(a) under the Exchange Act and delivering reasonable evidence of such compliance upon request of the Company;
•Enhance and clarify certain other procedural and informational notice requirements applicable to stockholders seeking to nominate directors or propose other business at meetings of stockholders;
•Reserve white proxy cards for the exclusive use of the Board;
•Designate (i) the New York Supreme Court (or, if such court does not have jurisdiction, the federal district court or other state courts of New York) as the exclusive forum for resolution of any derivative actions, actions asserting claims of breach of fiduciary duties, actions arising pursuant to the New York Business Corporation Law (the “NYBCL”), the Company’s Certificate of Incorporation or the Amended By-laws, or actions asserting claims governed by the internal affairs doctrine, and (ii) U.S. federal district courts as the exclusive forum for resolution of actions asserting claims arising under the Securities Act of 1933, as amended;
•Revise various provisions, including those related to notice of adjourned stockholders’ meetings, revocability of proxies, the role of inspectors at stockholders’ meetings, vacancies on the Board, certificated and uncertificated shares of stock, books and records of the Company and indemnification of directors and officers, to conform to corresponding sections of the NYBCL; and
•Make certain other ministerial, non-substantive and conforming changes.
A copy of the Amended By-laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the Amended By-laws is qualified in its entirety by reference to the full text of the Amended By-laws.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
Exhibit 3.1	By-laws of The New York Times Company, as amended through September 28, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: October 2, 2023	By:	/s/ Michael A. Brown
Michael A. Brown
Vice President, Assistant General Counsel and Corporate Secretary